Exhibit 99.1

MEDLEY MANAGEMENT INC. ANNOUNCES FOURTH QUARTER AND FULL YEAR 2014 RESULTS AND DECLARES $0.20 PER SHARE DIVIDEND

•	Total assets under management increased to $3.7 billion, a 61% increase year over year

•	Fee earning assets under management increased to $3.1 billion, a 52% increase year over year

•	Core Net Income Per Share increased to $0.79 for the year ending December 31, 2014, a 76% increase year over year

•	Core Net Income Per Share was $0.21 for the three months ended December 31, 2014

•	U.S. GAAP net income attributable to Medley Management Inc. for the three months ended December 31, 2014 was $1.3 million

•	Declared $0.20 per share dividend for Q1 2015 payable on May 6, 2015

NEW YORK, March 30, 2015 -- Medley Management Inc. (the “Company,” “Medley,” “we,” and “our”) (NYSE: MDLY) today reported its financial results for its fourth quarter and year ended December 31, 2014. As Medley was not a public company during the complete reporting period, the financial results reported herein reflect those of our operating subsidiaries, Medley LLC and Medley GP Holdings LLC and their consolidated subsidiaries prior to our initial public offering (“IPO”) and the related reorganization.

“We are pleased with our growth in assets under management and earnings during 2014,” commented Seth Taube, Chief Executive Officer of Medley. “We remain focused on the expansion of our underlying credit businesses and continue to evaluate new opportunities for providing yield solutions to retail and institutional investors.”

Standalone Results of Operations for the Year Ended December 31, 2014

Management fees increased by 42%, or $19.4 million, to $65.8 million for the year ended December 31, 2014 as compared to $46.4 million for the same period in 2013. Performance fee revenue and other income and fees increased by 26% or $3.4 million to $16.7 million for the year ended December 31, 2014 as compared to $13.3 million for the same period in 2013. Total revenues increased by 38% or $22.8 million to $82.5 million for the year ended December 31, 2014 as compared to $59.7 million for the same period in 2013. The growth in total revenues was due in part to a 52% increase in year over year fee earning AUM for the year ended December 31, 2014.

Total expenses increased by 5%, or $1.5 million to $35.1 million for the year ended December 31, 2014, compared to $33.6 million for the same period in 2013. The increase was due primarily to a $6.6 million increase of compensation benefits and $3.7 million of other company costs associated with our growth and operating as a new public company partially offset by a decrease of $8.7 million in performance fee compensation.

Total other expense, net increased by 282%, or $5.0 million to $6.7 million for the year ended December 31, 2014, compared to $1.8 million for the same period in 2013. The increase was due primarily to a $4.0 million increase in interest expense.

Pre-Tax Core Net Income increased by 76%, or $18.1 million to $42.0 million for the year ended December 31, 2014, compared to $23.9 million for the same period in 2013. Core Net Income Per Share increased by 76% to $0.79 per share for the year ended December 31, 2014, compared to $0.45 per share for the same period in 2013.

Core EBITDA increased by 87%, or $22.3 million, to $48.0 million for the year ended December 31, 2014, compared to $25.7 million for the same period in 2013.

Standalone Results of Operations for the Three Months Ended December 31, 2014

Management fees increased by 51%, or $6.1 million, to $18.2 million for the three months ended December 31, 2014 as compared to $12.1 million for the same period in 2013. This increase was offset by a decrease in performance fee revenue and other income and fees to ($1.9) million for the three months ended December 31, 2014 compared to $7.1 million for the same period in 2013. Total revenues decreased by 15% or $2.8 million to $16.4 million for the three months ended December 31, 2014 as compared to $19.2 million for the same period in 2013.

Total expenses decreased by 39%, or $3.2, million to $5.0 million for the three months ended December 31, 2014 compared to $8.3 million for the same period in 2013. The decrease is due in part to reversals in performance fee compensation of $3.8 million for the three months ended December 31, 2014, partially offset by an increase in compensation benefits costs of $1.7 million due to higher headcount.

Total other expense, net increased by $1.9 million to $2.3 million for the three months ended December 31, 2014 compared to $0.4 million for the same period in 2013. The increase is due primarily to a $1.7 million increase in interest expense.

Pre-Tax Core Net Income increased by 6.5%, or $0.7 million, to $11.1 million for the three months ended December 31, 2014 as compared to $10.4 million for the same period in 2013. Core Net Income Per Share increased by 5% to $0.21 per share for the three months ended December 31, 2014, compared to $0.20 per share in the comparable period in 2013.

Core EBITDA increased by 23%, or $2.5 million to $13.4 million for the three months ended December 31, 2014 compared to $10.9 million for the same period in 2013.

Key Performance Indicators:

	Three Months Ended December 31, (unaudited)		Year Ended December 31,
	2014	2013	2014	2013
	(Amounts in thousands, except AUM, share and per share data)
Consolidated Financial Data:
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$9,268	$10,276	$37,750	$23,637

Standalone Data:
Pre-Tax Core Net Income (1)	$11,111	$10,430	$42,036	$23,907
Core Net Income (1)	11,024	10,197	40,882	23,206
Core EBITDA (2)	13,363	10,904	47,957	25,662
Core Net Income Per Share (3)	$0.21	$0.20	$0.79	$0.45
Core Net Income Margin (4)	38.6%	33.3%	29.2%	22.8%
Pro-Forma Weighted Average Shares Outstanding (5)	30,511,366	30,484,722	30,491,417	30,484,722

Other Data (at period end, in millions):
AUM	$3,682	$2,283	$3,682	$2,283
Fee Earning AUM	3,058	2,006	3,058	2,006

(1)	Pre-Tax Core Net Income is calculated as Core Net Income before income taxes. Core Net Income reflects standalone net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC adjusted to exclude reimbursable expenses associated with the launch of funds, certain one-time severance costs and stock-based compensation associated with restricted stock units that were granted in connection with our IPO. In addition, Core Net Income includes the pro-forma adjustment to reflect guaranteed payments to Medley LLC members as compensation expense, that, prior to our reorganization and IPO, were recorded as distributions from members’ capital. Please refer to the reconciliation of Core Net Income to Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC in Appendix B for additional details.
(2)	Core EBITDA is calculated as Core Net Income before interest expense, income taxes and depreciation. Please refer to the reconciliation of Core EBITDA to Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC in Appendix B for additional details.
(3)	Core Net Income Per Share is calculated as Core Net Income, adjusted for the income tax effect of assuming that all of our pre-tax earnings are subject to federal, state and local corporate income taxes, divided by Pro-Forma Weighted Average Shares Outstanding (as defined below). Please refer to the calculation of Core Net Income Per Share in Appendix B for additional details.
(4)	Core Net Income Margin equals Core Net Income Per Share divided by total standalone revenue per share for the respective period presented.
(5)	The calculation of Pro-Forma Weighted Average Shares Outstanding assumes that the following transactions had occurred at the beginning of each period presented: (1) the issuance of 6,000,000 Class A common shares in connection with our IPO (2) conversion by the pre-IPO holders of 23,333,333 Medley LLC units for 23,333,333 Class A shares and (3) the grant of 1,151,389 restricted stock units in connection with our IPO, adjusted for actual forfeitures and additional grants during the period.

Fee Earning AUM

The table below presents the quarter to date roll forward of our total fee earning AUM:

				% of AUM
		Long-dated			Long-dated
	Permanent	Private		Permanent	Private
	Capital	Funds and		Capital	Funds and
	Vehicles	SMAs	Total	Vehicles	SMAs
		(Dollars in millions)
Ending balance, September 30, 2014	$1,967	$1,069	$3,036	65%	35%
Commitments	136	212	348
Capital reduction	-	(253)	(253)
Distributions	(31)	(10)	(41)
Change in fund value	(25)	(7)	(32)
Ending balance, December 31, 2014	$2,047	$1,011	$3,058	67%	33%

Total fee earning AUM increased by 1%, or $22 million to $3.1 billion at December 31, 2014 compared to September 30, 2014. The permanent capital vehicles’ share of fee earning AUM increased to 67% at December 31, 2014 compared to 65% at September 30, 2014.

The table below presents the year to date roll forward of our total fee earning AUM:

				% of AUM
		Long-dated			Long-dated
	Permanent	Private		Permanent	Private
	Capital	Funds and		Capital	Funds and
	Vehicles	SMAs	Total	Vehicles	SMAs
		(Dollars in millions)
Ending balance, December 31, 2013	$1,072	$934	$2,006	53%	47%
Commitments	1,036	439	1,475
Capital reduction	-	(253)	(253)
Distributions	(107)	(49)	(156)
Change in fund value	46	(60)	(14)
Ending balance, December 31, 2014	$2,047	$1,011	$3,058	67%	33%

Total fee earning AUM increased by 52%, or $1.1 billion to $3.1 billion at December 31, 2014 compared to December 31, 2013. The permanent capital vehicles’ share of fee earning AUM increased to 67% at December 31, 2014 compared to 53% over the same period at December 31, 2013.

Dividend Declaration

On March 29, 2015, the Company’s board of directors declared a quarterly dividend of $0.20 per share of Class A common stock, for the first quarter 2015, payable on May 6, 2015, to shareholders of record of the Company’s Class A common stock as of the close of business on April 23, 2015

Conference Call and Webcast Information

We will host an earnings conference call and audio webcast at 10:00 a.m. (Eastern Time) on Tuesday March 31, 2014 to discuss our fourth quarter and full year 2014 financial results.

All interested parties may participate in the conference call and audio webcast by dialing (866) 318-8611 approximately 5-10 minutes prior to the call, international callers should dial (617) 399-5130. Participants should reference Medley Management Inc. and the participant passcode of 58500292 when prompted. Following the call you may access a replay of the event via audio webcast. This conference call will be broadcast live over the Internet and can be accessed by all interested parties through the Company's website, http://www.mdly.com. To listen to the live call, please go to the Company's website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available shortly after the call on the Company's website.

About Medley Management Inc.

Medley Management Inc. is an asset management firm offering yield solutions to retail and institutional investors through Medley LLC and several registered investment advisors. Medley's national direct origination franchise, with over 80 people, is a premier provider of capital to the middle market in the U.S. As of December 31, 2014, Medley had in excess of $3.7 billion of assets under management in business development companies, Medley Capital Corporation (NYSE:MCC), the Sierra Income Corporation, and private investment vehicles. Over the past 13 years, we have invested in excess of $5.1 billion to help over 280 companies grow across 35 industries in North America. For additional information, please visit Medley Management Inc. at www.mdly.com.

Forward-Looking Statements

Statements included herein may contain "forward-looking statements." Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission, including those described under the section “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements made herein speak only as of the date of this press release.

This press release does not constitute an offer for any Medley fund.

Available Information

Medley Management Inc.’s filings with the Securities and Exchange Commission, press releases, earnings releases and other financial information are available at www.mdly.com.

Contact

Sam Anderson

212.759.0777

Exhibit A. Standalone Statements of Operations for Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	Three Months Ended December 31, (unaudited)		Year Ended December 31,
	2014	2013	2014	2013
	(Amounts in thousands)
Revenues
Management fees	$18,249	$12,109	$65,765	$46,424
Performance fees	(3,587)	5,410	7,884	8,236
Other revenues and fees	1,688	1,664	8,871	5,011
Total revenues	16,350	19,183	82,520	59,671

Expenses
Compensation and benefits	5,312	3,650	20,322	13,712
Performance fee compensation	(3,780)	993	(1,543)	7,192
General, administrative and other expenses	3,491	3,621	16,312	12,655
Total expenses	5,023	8,264	35,091	33,559

Other income (expense)
Dividend income	221	221	886	886
Interest expense	(2,140)	(396)	(5,520)	(1,479)
Other expenses, net	(390)	(232)	(2,097)	(1,168)
Total other expense, net	(2,309)	(407)	(6,731)	(1,761)
Income before income taxes	$9,018	$10,512	$40,698	$24,351
Provision for income taxes	(11)	236	1,015	714
Net income	9,029	10,276	39,683	23,637
Net income attributable to non-controlling interests in consolidated subsidiaries	(239)	-	1,933	-
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$9,268	$10,276	$37,750	$23,637

Exhibit B. Reconciliation of Core Net Income and Core EBITDA (Standalone) to Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC

	Three Months Ended December 31, (unaudited)		Year Ended December 31,
	2014	2013	2014	2013
	(Amounts in thousands)
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$9,268	$10,276	$37,750	$23,637
Reimbursable fund startup expenses (1)	1,008	1,222	5,599	3,825
Severance expense (1)	-	12	(5)	737
IPO date award stock-based compensation (1)	748	-	822	-
Adjustment for pre-IPO guaranteed payments to members (1)(2)	-	(1,313)	(3,284)	(4,993)
Core Net Income	$11,024	$10,197	$40,882	$23,206
Interest expense	2,140	396	5,520	1,479
Income taxes	87	233	1,154	701
Depreciation and amortization	112	78	401	276
Core EBITDA	$13,363	$10,904	$47,957	$25,662

(1)	Amounts are presented net of income taxes.
(2)	Represents a pro-forma adjustment to reflect guaranteed payments to Medley LLC members as compensation expense, that, prior to our reorganization and IPO, were treated as distributions from members’ capital.

Appendix C. Calculation of Core Net Income Per Share (Standalone)

	Three Months Ended December 31, (unaudited)		Year ended December 31,
	2014	2013	2014	2013
Numerator
Core Net Income	$11,024	$10,197	$40,882	$23,206
Add: Income taxes	87	233	1,154	701
Pre-tax Core Net Income	11,111	10,430	42,036	23,907

Denominator
Class A shares issued in IPO	6,000,000	6,000,000	6,000,000	6,000,000
Conversion of LLC Units to Class A shares	23,333,333	23,333,333	23,333,333	23,333,333
Restricted stock units (1)	1,178,033	1,151,389	1,158,084	1,151,389
Pro-Forma Weighted Average Shares Outstanding (1)	30,511,366	30,484,722	30,491,417	30,484,722
Pre-tax Core Net Income Per Share	$0.37	$0.35	$1.38	$0.79
Less: corporate income taxes per share (2)	(0.16)	(0.15)	(0.59)	(0.34)
Core Net Income Per Share	$0.21	$0.20	$0.79	$0.45

(1)	The calculation of Pro-Forma Weighted Average Shares Outstanding assumes that the following transactions had occurred at the beginning of each period presented: (1) the issuance of 6,000,000 Class A common stock in connection with our IPO (2) the conversion by the pre-IPO holders of 23,333,333 LLC units for 23,333,333 shares of Class A common stock and (3) the grant of 1,151,389 restricted stock units on the consummation of our IPO, adjusted for actual forfeitures and additional grants during the period.
(2)	Represents a per share adjustment for income taxes assuming that all of our standalone pre-tax earnings were subject to federal, state and local income taxes. We assumed an effective corporate tax rate of 43.0% for all periods presented.

Appendix D. Consolidated Statements of Operations for Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	Three Months Ended December 31, (unaudited)		Year Ended December 31,
	2014	2013	2014	2013
	(Amounts in thousands, except share and per share data)
Revenues
Management fees	$17,786	$12,317	$61,252	$36,446
Performance fees	(1,287)	1,331	2,050	2,412
Other revenues and fees	1,688	1,664	8,871	5,011
Total revenues	18,187	15,312	72,173	43,869

Expenses
Compensation and benefits	5,312	3,650	20,322	13,712
Performance fee compensation	(3,780)	993	(1,543)	7,192
Consolidated Funds expenses	541	304	1,670	1,225
General, administrative and other expenses	3,491	3,621	16,312	12,655
Total expenses	5,564	8,568	36,761	34,784

Other income (expense)
Dividend income	221	221	886	886
Interest expense	(2,140)	(396)	(5,520)	(1,479)
Other expenses, net	(187)	(308)	(1,773)	(483)
Interest and other income of Consolidated Funds	29,943	16,048	71,468	52,550
Interest expense of Consolidated Funds	(4,365)	(896)	(9,951)	(2,638)
Net realized gain (loss) on investments of Consolidated Funds	-	1,985	789	(16,080)
Net change in unrealized depreciation on investments of Consolidated Funds	(11,971)	(2,950)	(20,557)	(3,361)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	851	34	1,174	(306)
Total other income, net	3,575	11,100	36,516	29,089
Income before income taxes	16,198	17,844	71,928	38,174
Provision for income taxes	354	501	2,528	1,639
Net income	15,844	17,343	69,400	36,535
Net income attributable to non-controlling interests in Consolidated Funds	6,815	7,067	29,717	12,898
Net income attributable to non-controlling interests in consolidated subsidiaries	(239)	-	1,933	-
Net income attributable to non-controlling interests in Medley LLC	7,951	$10,276	36,055	$23,637
Net income attributable to Medley Management Inc.	$1,317		$1,695

Net income per Class A common stock:
Basic	$0.19 (1)		$0.24 (1)
Diluted	$0.19 (1)		$0.24 (1)
Weighted average shares - Basic and Diluted	6,000,000		6,000,000

(1)	Based on net income attributable to Medley Management Inc. from September 29, 2014 through December 31, 2014

Appendix E. Consolidated Balance Sheets for Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	As of December 31,
	2014	2013
Assets
Cash and cash equivalents	$87,206	$5,395
Investment, at fair value	9,901	10,173
Management fees receivable	15,173	8,921
Performance fees receivable	5,573	3,339
Other assets	9,230	5,308

Assets of Consolidated Funds:
Cash and cash equivalents	38,111	60,355
Investments, at fair value	734,870	453,396
Interest and dividends receivable	6,654	2,969
Other assets	3,681	436
Total assets	$910,399	$550,292

Liabilities and Equity
Loans payable	$103,057	$27,990
Accounts payable, accrued expenses and other liabilities	27,583	17,613
Performance fee compensation payable	11,807	16,225

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	5,767	1,325
Secured borrowings	141,135	41,178
Total liabilities	289,349	104,331

Equity
Class A Common Stock	60	-
Class B Common Stock	-	-
Capital deficit	(2,384)	-
Retained earnings	272	-
Total stockholder’s deficit, Medley Management Inc.	(2,052)	-
Non-controlling interests in Consolidated Funds	625,548	464,475
Non-controlling interests in consolidated subsidiaries	1,526	40
Non-controlling interests in Medley LLC	(3,972)	-
Medley LLC members' deficit prior to reorganization	-	(18,554)
Total equity	621,050	445,961
Total liabilities and equity	$910,399	$550,292

Appendix F. Consolidating Statements of Operations and Consolidated Balance Sheets for Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	For the Year Ended December 31, 2014
	Standalone	Consolidated Funds	Eliminations	Consolidated
	(Amounts in thousands)
Revenues:
Management fees	$65,765	$-	$(4,513)	$61,252
Performance fees	7,884	-	(5,834)	2,050
Other revenues and fees	8,871	-	-	8,871
Total revenues	82,520	-	(10,347)	72,173

Expenses:
Compensation and benefits	20,322	-	-	20,322
Performance fee compensation	(1,543)	-	-	(1,543)
Consolidated Funds expenses	-	6,183	(4,513)	1,670
General, administrative and other expenses	16,312	-	-	16,312
Total operating expenses	35,091	6,183	(4,513)	36,761

Other income (expense):
Dividend income	886	-	-	886
Interest expense	(5,520)	-	-	(5,520)
Other income (expenses), net	(2,097)	-	324	(1,773)
Interest and other income of Consolidated Funds	-	71,468	-	71,468
Interest expense of Consolidated Funds	-	(9,951)	-	(9,951)
Net realized gain on investments of Consolidated Funds	-	789	-	789
Net change in unrealized depreciation on investments of Consolidated Funds	-	(20,557)	-	(20,557)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds		1,174		1,174
Total other income (expense), net	(6,731)	42,923	324	36,516
Income before income taxes	40,698	36,740	(5,510)	71,928
Provision for income taxes	1,015	1,513	-	2,528
Net income	39,683	35,227	(5,510)	69,400
Net income attributable to non-controlling interests in Consolidated Funds	-	-	29,717	29,717
Net income attributable to non-controlling interests in consolidated subsidiaries	1,933	-	-	1,933
Net income attributable to non-controlling interests in Medley LLC	36,055	-	-	36,055
Net income attributable to Medley Management Inc.	$1,695	$35,227	$(35,227)	$1,695

	For the Year Ended December 31, 2013
	Standalone	Consolidated Funds	Eliminations	Consolidated
	(Amounts in thousands)
Revenues:
Management fees	$46,424	$-	$(9,978)	$36,446
Performance fees	8,236	-	(5,824)	2,412
Other revenues and fees	5,011	-	-	5,011
Total revenues	59,671	-	(15,802)	43,869

Expenses:
Compensation and benefits	13,712	-	-	13,712
Performance fee compensation	7,192	-	-	7,192
Consolidated Funds expenses	-	11,203	(9,978)	1,225
General, administrative and other expenses	12,655	-	-	12,655
Total operating expenses	33,559	11,203	(9,978)	34,784

Other income (expense):
Dividend income	886	-	-	886
Interest expense	(1,479)	-	-	(1,479)
Other income (expenses), net	(1,168)	-	685	(483)
Interest and other income of Consolidated Funds	-	52,550	-	52,550
Interest expense of Consolidated Funds		(2,638)		(2,638)
Net realized loss on investments of Consolidated Funds	-	(16,080)	-	(16,080)
Net change in unrealized depreciation on investments of Consolidated Funds	-	(3,361)	-	(3,361)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	-	(306)	-	(306)
Total other income (expense)	(1,761)	30,165	685	29,089
Income before income taxes	24,351	18,962	(5,139)	38,174
Provision for income taxes	714	925	-	1,639
Net income	23,637	18,037	(5,139)	36,535
Net income attributable to non-controlling interests in Consolidated Funds	-	-	12,898	12,898
Net income attributable to Medley LLC	$23,637	$18,037	$(18,037)	$23,637

	Standalone	Consolidated Funds	Eliminations	Consolidated
	(Amounts in thousands)
Assets
Cash and cash equivalents	$87,206	$-	$-	$87,206
Investment, at fair value	22,143	-	(12,242)	9,901
Management fees receivable	15,173	-	-	15,173
Performance fees receivable	5,573	-	-	5,573
Other assets	9,230	-	-	9,230

Assets of Consolidated Funds:
Cash and cash equivalents	-	38,111	-	38,111
Investments, at fair value	-	734,870	-	734,870
Interest and dividends receivable	-	6,654	-	6,654
Other assets	-	5,057	(1,376)	3,681
Total assets	$139,325	$784,692	$(13,618)	$910,399

Liabilities and equity
Loans payable	$103,057	$-	$-	$103,057
Accounts payable, accrued expenses and other liabilities	28,959	-	(1,376)	27,583
Performance fee compensation payable	11,807	-	-	11,807

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	-	5,767	-	5,767
Secured borrowings	-	141,135	-	141,135
Total liabilities	143,823	146,902	(1,376)	289,349

Equity
Class A Common Stock	60	-	-	60
Class B Common Stock	-	-	-	-
Capital deficit	(2,384)	-	-	(2,384)
Retained earnings	272	-	-	272
Total stockholders' deficit, Medley Management Inc.	(2,052)	-	-	(2,052)
Non-controlling interests in Consolidated Funds	-	-	625,548	625,548
Non-controlling interests in consolidated subsidiaries	1,526	-	-	1,526
Non-controlling interests in Medley LLC	(3,972)	-	-	(3,972)
Members' equity of consolidated funds	-	637,790	(637,790)	-
Total (deficit) equity	(4,498)	637,790	(12,242)	621,050
Total liabilities and equity	$139,325	$784,692	$(13,618)	$910,399

	As of December 31, 2013
	Standalone	Consolidated Funds	Eliminations	Consolidated
	(Amounts in thousands)
Assets
Cash and cash equivalents	$5,395	$-	$-	$5,395
Investment, at fair value	21,443	-	(11,270)	10,173
Management fees receivable	8,921	-	-	8,921
Performance fees receivable	3,339	-	-	3,339
Other assets	4,216	-	1,092	5,308

Assets of Consolidated Funds:
Cash and cash equivalents	-	60,355	-	60,355
Investments, at fair value	-	453,396	-	453,396
Interest and dividends receivable	-	2,969	-	2,969
Other assets	-	1,565	(1,129)	436
Total assets	$43,314	$518,285	$(11,307)	$550,292

Liabilities and equity
Loans payable	$27,990	$-	$-	$27,990
Accounts payable, accrued expenses and other liabilities	17,613	-	-	17,613
Performance fee compensation payable	16,225	-	-	16,225

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	-	1,363	(38)	1,325
Secured borrowings	-	41,178	-	41,178
Total liabilities	61,828	42,541	(38)	104,331

Equity
Non-controlling interest in Consolidated Funds	-	-	464,475	464,475
Non-controlling interest in consolidated subsidiaries	40	-	-	40
Members' (deficit) equity	(18,554)	475,744	(475,744)	(18,554)
Total (deficit) equity	(18,514)	475,744	(11,269)	445,961
Total liabilities and equity	$43,314	$518,285	$(11,307)	$550,292